Amendment No.1, dated as of March 3, 1999, (this  "Amendment"),  to the
Amended and Restated Loan and Security Agreement, dated as of September 10, 1998 (as heretofore or hereafter amended, supplemented or otherwise modified, the "Agreement") among (i) the financial institutions listed on the signature pages hereof, (ii) BankAmerica Business Credit, Inc., a Delaware corporation ("BABC"), as agent for such financial institutions (in its capacity as agent, the "Agent") and Phar-Mor, Inc., a Pennsylvania corporation, ("Phar-Mor"), Phar-Mor of Florida, Inc., a Pennsylvania corporation, Phar-Mor of Ohio, Inc., an Ohio corporation, Phar-Mor of Virginia, Inc., a Virginia corporation, Phar-Mor of Wisconsin, Inc., a Wisconsin corporation, Phar-Mor of Delaware, Inc., a Delaware corporation, Phar-Mor, Inc., LLC, a Pennsylvania limited liability company, (each individually, including Phar-Mor, a "Borrower" and collectively the "Borrowers")

                                   WITNESSETH:

         WHEREAS, the Borrowers have requested that the Lenders amend certain covenants concerning restricted investments;

         WHEREAS, pursuant to this Amendment certain covenants will be modified on the terms and conditions as hereinafter set forth,

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the respective meanings ascribed thereto in the Agreement.

         2. Amendments to the Agreement. The Agreement is hereby amended as follows:

                  (a)  Section  9.9 is hereby  amended by  deleting  from clause
(iii) thereof the dollar figure "$20,000,000" and inserting in its place the dollar figure "$40,000,000,"

                  (b) Clause (ii) of Section 9.13 is hereby amended in its entirety as follows:

"an aggregate investment of up to $20,000,000 in Avatex Corporation by Phar-Mor, Inc., may be made and maintained."

         3. Representations and Warranties. To induce Lender to enter into this Amendment, Borrowers hereby represent and warrant as follows, with the same effect as if such representations and warranties were set forth in the
Agreement:

                  (a) each Borrower has the power and authority to enter into this Amendment and has taken all corporate action required to authorized its execution, delivery and performance of this Amendment. This amendment has been duly executed and delivered by each Borrower and the Agreement, as amended hereby, constitutes the valid and binding obligation of Borrowers, enforceable against each Borrower in accordance with its terms. The execution, delivery and performance of this Amendment and the Agreement, as amended hereby, by each Borrower, will not violate its respective certificate of incorporation or by-laws or any agreement or legal requirement binding on such Borrower.

                  (b) On the date hereof and after giving effect to the terms of this Amendment, (i) the Agreement and the other loan Documents are in full force and effect and, to the extent that a Borrower is a party thereto, constitutes its binding obligation, enforceable against it in accordance with their respective terms; (ii) no Default or Event of Default has occurred and is continuing; and (iii) no Borrower has any defense to or setoff, counterclaim or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing occurring on or prior to the date hereof.

                  (c) The Collateral is entirely free and clear of all security interests, liens, pledges and other charges and encumbrances, except those (A) created by the Agreement as amended hereby, or (B) permitted pursuant to the terms of the Agreement as so amended, and the Borrowers have not entered into any agreement pursuant to which any security interests, liens, pledges, or other charges or encumbrances will be imposed or created directly, or as a result of any act or event, upon any of the Collateral. Without limiting the generality of the foregoing, the Collateral does and shall continue to secure the payment of all Obligations.

         4. Limited Effect. Except as expressly amended hereby, all of the covenants and provisions of the Agreement are and shall continue to be in full force and effect. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import and each reference in the other Loan Documents to the Agreement shall mean and be a reference to the Agreement as amended hereby.

         5. Conditions of Effectiveness. This Amendment shall become effective when and only when:

                  (i)      this Amendment shall be executed by the Borrowers;

                  (ii) Payment to Agent of the fee set forth in the fee Letter dated February 26, 1999, between Agent and Phar-Mor, Inc; and

                  (iii) the Agent shall have received such other documents, as the Agent shall request.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         7. Counterparts. this Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be an original, and all of which taken together shall be deemed to constitute one and the same instrument. IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                             PHARMOR, INC.


                                             By:________________________________
                                      Name:
                                     Title:


                                             PHAR-MOR OF DELAWARE, INC.


                                             By:_______________________________
                                      Name:
                                     Title:


                                             PHARMOR OF FLORIDA, INC.


                                             By:________________________________
                                      Name:
                                     Title:


                                             PHARMOR OF OHIO, INC.


                                             By:________________________________
                                      Name:
                                     Title:


                                             PHARMOR OF VIRGINIA, INC.


                                             By:________________________________
                                      Name:
                                     Title:

                                             PHARMOR OF WISCONSIN, INC.


                                             By:________________________________
                                      Name:
                                     Title:


                                             PHAR-MOR, INC., LLC


                                             By:________________________________
                                      Name:
                                     Title:


                                             PHARMHOUSE CORP.


                                             By:________________________________
                                      Name:
                                     Title:


                                             BANKAMERICA BUSINESS CREDIT, INC.,
                                                        as the Agent


                                             By:________________________________
                                      Name:
                                     Title:


                                             BANKAMERICA BUSINESS CREDIT, INC.,
                                                       as a Lender


                                             By:________________________________
                                      Name:
                                     Title:


                                             HELLER FINANCIAL, INC.,
                                                     as a Lender


                                             By:________________________________
                                      Name:
                                     Title:


                                             LASALLE BUSINESS CREDIT, INC.,
                                                     as a Lender


                                             By:________________________________
                                      Name:
                                     Title:


                                             BNY FINANCIAL CORP.,
                                                 as a Lender


                                             By:________________________________
                                      Name:
                                     Title: